EXHIBIT 99.1

Security Bank Corporation Announces Record Third Quarter Net Income and Earnings Per Share

Macon, GA., October 20, 2004 / PR Newswire/ — Security Bank Corporation (NASDAQ:SBKC) today announced record net income and earnings per share for the third quarter of 2004.

Earnings Summary

Net income for the third quarter of 2004 was $3.2 million versus $2.6 million for the third quarter of 2003, an increase of 21%. Diluted earnings per share were $0.54 versus $0.51 for the year-ago period, an increase of 5.9%. Growth in third quarter earnings per share versus the year-ago period was impacted by the sale of 676,200 shares in May 2004.

The Company’s annualized returns on average equity and assets for the third quarter of 2004 were 12.59% and 1.29%, respectively, versus 14.57% and 1.20%, respectively, for the third quarter of 2003. The Company’s return on average tangible equity for the third quarter of 2004 was 17.66% versus 22.32% for the third quarter of 2003. The sale of common stock in May 2004 also impacted the return figures for the third quarter of 2004 when compared to the prior year third quarter.

Rett Walker, Security Bank Corporation President and CEO, remarked, “We are very proud of the third quarter’s results in light of a 39% reduction in mortgage revenues over last year’s third quarter and the impact of issuing new common shares in May of this year. We have been able to sustain a high level of performance due to the tireless efforts of the people in our company who are committed to providing superior value to our shareholders and exemplary service to our customers. We are also very proud to announce that we reached the $1 billion asset mark during the third quarter.”

Balance Sheet

Loans, excluding loans held for sale, were $792.3 million at September 30, 2004, up from $666.4 million at September 30, 2003, an increase of 18.9%. Total deposits were $791.2 million at September 30, 2004, an increase of 10.6% over the year-ago level of $715.7 million. Total assets increased to $1.01 billion at September 30, 2004, up from $874.8 million at September 30, 2003, an increase of 15.8%.

On a linked-quarter average balance basis (compared to the quarter ended June 30, 2004), loans, excluding loans held for sale, grew $20.4 million or 10.6% on an annualized basis. Deposits grew $27.2 million, or 14.2% on an annualized basis over the same period.

Stockholders’ equity increased $30.3 million to $104.2 million, an increase of 41% versus the year-ago level. The primary reasons for the increase were the proceeds of the sale of common stock in May 2004 of approximately $19.0 million and earnings, net of dividends paid. Book value per share increased 22% to $17.89 and tangible book value per share increased $3.22, or 33%, to $12.91. The proceeds of the common stock offering in May 2004 added $2.14 to tangible book value per share.

Net Interest Income

Net interest income (on a fully tax equivalent basis) for the third quarter of 2004 was $10.3 million, an increase of 16.5% over the third quarter of 2003. The net interest margin on a fully tax-equivalent basis was 4.47% for the quarter ended September 30, 2004, versus 4.33% for the comparable period one year ago and 4.45% for the second quarter of 2004. The primary reasons for the increase in the net interest margin over the second quarter of 2004 were an increase in the yield on earning assets of 13 basis points, an increase in the cost of interest-bearing liabilities of 15 basis points, and the benefit of a higher percentage of earning assets being funded by noninterest-bearing liabilities and equity.

Noninterest Income and Expense

Noninterest income for the third quarter of 2004 was $3.7 million versus $4.4 million for the third quarter of 2003, a decrease of 17.0%. The primary reason for the decrease was a decline in mortgage banking income of $915,000, or 39%. Service charge income was $1.6 million, up 18.5% from the third quarter of 2003.

Noninterest expense for the third quarter of 2004 was $8.2 million, a decrease of 1.1% over the third quarter 2003 level of $8.3 million. The primary reason for the decrease over the year-ago level was the reduction in mortgage commissions paid due to reduced mortgage origination activity. The Company’s efficiency ratio was 58.9% for the third quarter of 2004 versus 62.7% for the third quarter of 2003.

Asset Quality

Total nonperforming assets (nonaccrual, 90 days past due & still accruing, and other real estate owned (ORE)) improved to 0.98% of total loans plus ORE compared to 1.65% at the end of the third quarter of 2003. Net charge-offs to average loans were 0.08% on an annualized basis for the third quarter of 2004 versus 0.17% for the third quarter of 2003 and 0.12% for the second quarter of 2004. The allowance for loan losses as a percentage of loans, excluding loans held for sale, was 1.32% at September 30, 2004 as compared to 1.35% at September 30, 2003 and 1.35% at December 31, 2003.

Other Information

Security Bank Corporation management will host a conference call to discuss these results at 8:30 a.m. EDT on Thursday, October 21, 2004. This call is open to all interested parties. From locations within the United States, the call-in number is 877-407-8035 (201-689-8035 from outside the United States). Please call in 10 minutes prior to the beginning of the conference and ask for the Security Bank Corporation conference call. A recorded playback of the conference call will be available by calling 877-660-6853, (201-612-7415 from outside the United States) from approximately 12:00 p.m. EDT, Thursday, October 21, until 11:59 p.m. EDT, Thursday, October 28. The reservation numbers for this playback are Account # 1628 and Conference ID # 121434.

Also, the Company is reaffirming its guidance for 2004 diluted earnings per share. Previously, the Company provided guidance for 2004 diluted earnings per share in the range of $2.11 to $2.16, which represents an increase of 10% to 13% over 2003 diluted earnings per share of $1.92.

About Security Bank Corporation

Security Bank Corporation is a Georgia multi-bank holding company based in Macon, Bibb County, Georgia. The Company’s wholly owned bank subsidiaries are Security Bank of Bibb County, Security Bank of Houston County, and Security Bank of Jones County. The banks maintain 14 banking offices in Macon, Perry, Warner Robins, and Gray, Georgia, as well as one full service office in Brunswick. In addition, Security Bank of Bibb County operates a wholly owned mortgage subsidiary, Fairfield Financial Services, Inc. Fairfield has offices in Macon, Warner Robins, Columbus, Brunswick, Pooler, Richmond Hill and Rincon.

Safe Harbor

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Security Bank Corporation’s filings with the Securities and Exchange Commission (which can also be found under the Company’s former name of SNB Bancshares, Inc.) for a summary of important factors that could affect Security Bank Corporation’s forward-looking statements. Security Bank Corporation undertakes no obligation to revise these statements following the date of this press release.

For more information, contact Rett Walker, President and CEO, at 478-722-6220 or Jim McLemore, Chief Financial Officer, at 478-722-6243.

Security Bank Corporation

Selected Consolidated Financial Data

(Dollars in Thousands, except Per Share Amounts)

Unaudited

	Quarters Ended September 30,			Nine Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
EARNINGS SUMMARY:
Net interest income (FTE)	$10,246	$8,791	16.5%	$29,248	$21,095	38.6%
Provision for Loan Losses	529	783	-32.4%	1,967	2,129	-7.6%
Noninterest Income	3,688	4,442	-17.0%	10,699	13,121	-18.5%
Noninterest Expense	8,206	8,301	-1.1%	23,712	22,270	6.5%
Provision for Income Taxes	1,898	1,411	34.5%	5,089	3,502	45.3%
Net Income	3,210	2,649	21.2%	8,902	6,106	45.8%

PER COMMON SHARE:
Basic earnings	$0.55	$0.53	3.8%	$1.62	$1.46	11.0%
Diluted earnings	0.54	0.51	5.9%	1.59	1.43	11.2%
Cash dividends declared	0.11	0.10	10.0%	0.33	0.30	10.0%
Book value	17.89	14.72	21.6%	17.89	14.72	21.6%
Tangible book value	12.91	9.69	33.2%	12.91	9.69	33.2%

KEY PERFORMANCE RATIOS (a):
Return on average equity	12.59%	14.57%		13.06%	14.57%
Return on average assets	1.29%	1.20%		1.24%	1.16%
Efficiency ratio	58.89%	62.73%		59.36%	65.09%
Net interest margin (FTE)	4.47%	4.33%		4.44%	4.31%
Net charge-offs to average loans	0.08%	0.17%		0.16%	0.37%

BALANCE SHEET SUMMARY - END OF PERIOD
Investment securities	$115,325	$112,867	2.2%
Loans Held for Resale	9,363	16,696	-43.9%
Loans, gross	792,321	666,411	18.9%
Allowance for loan losses	10,465	8,981	16.5%
Total assets	1,012,647	874,776	15.8%
Deposits	791,202	715,664	10.6%
Other borrowed money	110,812	81,533	35.9%
Stockholders’ equity	104,154	73,808	41.1%

ASSET QUALITY - END OF PERIOD
Nonaccrual loans	$5,909	$7,716	-23.4%
Loans 90 Days Past Due and Accruing	—	—	0.0%
Other real estate owned	1,854	3,348	-44.6%
Total nonperforming assets	7,763	11,064	-29.8%
Allowance for loan losses/NPA’s	134.81%	81.17%	66.1%
Allowance for loan losses/loans	1.32%	1.35%	-2.2%

(a)	Annualized based on number of days in the period, except efficiency ratio

Security Bank Corporation

Average Balance Sheet and Net Interest Income Analysis

(Dollars in Thousands)

Unaudited

	Quarter Ended September 30, 2004			Nine Months Ended September 30, 2004
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest-bearing deposits and fed funds sold	$9,651	$39	1.62%	$10,365	$96	1.23%
Investment securities	105,948	1,143	4.31%	100,833	3,218	4.25%
Loans Held for Resale	7,429	114	6.14%	7,122	318	5.95%
Loans	793,698	12,612	6.36%	760,103	35,834	6.29%
Other earning assets	557	7	5.03%	557	19	4.55%
Total earning assets	917,283	13,915	6.07%	878,980	39,485	5.99%
Non-earning assets	77,322			74,624

Total assets	$994,605			$953,604

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Savings and interest-bearing transaction	$186,978	$336	0.72%	$184,432	$925	0.67%
Time deposits	500,903	2,649	2.12%	480,197	7,397	2.05%
Other borrowings	90,603	684	3.02%	88,508	1,915	2.88%
Total interest-bearing liabilities	778,484	3,669	1.89%	753,137	10,237	1.81%
Noninterest-bearing liabilities:
Noninterest bearing deposits	106,740			103,843
Other noninterest-bearing liabilities	7,423			5,748
Total liabilities	$892,647			$862,728

Stockholders’ Equity	101,958			90,876

Total liabilities and stockholders’ equity	$994,605			$953,604

Interest rate spread			4.18%			4.18%

Net interest income		$10,246			$29,248

Net interest margin (FTE)		4.47%			4.44%

Security Bank Corporation

Selected Financial Information

(Amounts in thousands, except per share data)

	2004			2003					2002
	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Period-End Balance Sheet
Total Assets	$1,012,647	$993,038	$936,849	$911,269	$911,269	$874,776	$883,702	$568,071	$581,319	$581,319	$530,426	$511,977	$481,020
Total Securities	115,325	107,067	96,026	102,855	102,855	112,867	99,831	38,158	53,905	53,905	46,475	44,108	42,720
Mortgage Loans held for Sale	9,363	8,882	7,707	11,448	11,448	16,696	42,308	33,749	35,955	35,955	28,715	12,642	11,610
Loans:
Commercial:
Real-Estate	402,458	428,849	391,934	346,534	346,534	310,377	251,262	217,044	205,989	205,989	190,396	189,785	175,856
Construction	155,400	124,119	116,468	116,344	116,344	126,447	127,431	122,867	113,844	113,844	108,687	106,789	84,893
All Other	61,039	60,800	62,714	55,591	55,591	50,636	88,786	39,792	42,886	42,886	40,781	42,148	36,943
Residential:
Consumer Real-Estate	99,300	96,058	100,838	108,992	108,992	106,047	26,122	28,979	30,816	30,816	31,662	34,184	25,168
Consumer Construction	17,088	16,793	19,704	17,390	17,390	19,923	17,784	13,965	13,500	13,500	13,414	13,037	17,191
All Other Consumer	57,036	55,090	49,156	52,831	52,831	52,981	133,696	33,261	31,411	31,411	31,407	27,606	44,515
Total Loans	792,321	781,709	740,814	697,682	697,682	666,411	645,081	455,908	438,446	438,446	416,347	413,549	384,566
Allowance for loan losses	10,465	10,096	9,612	9,407	9,407	8,981	8,475	5,812	5,480	5,480	4,954	4,858	4,471
Other Assets:
Other earning assets:	14,076	18,123	12,597	11,576	11,576	3,429	16,487	1,232	3,682	3,682	397	4,723	9,256
Total Earning Assets:	931,085	915,781	857,144	823,561	823,561	799,403	803,707	529,047	531,988	531,988	491,934	475,022	448,152
Intangibles:
Goodwill	28,579	28,579	28,579	24,875	24,875	24,658	24,688	3,910	1,900	1,900	1,900	1,900	1,900
Core-Deposit	628	671	713	756	756	799	856	0	0	0	0	0	0
Deposits:
Demand Deposits	109,136	109,261	106,447	107,534	107,534	97,598	94,440	74,844	75,101	75,101	63,851	63,854	64,099
Interest bearing deposits	682,066	683,783	654,888	635,767	635,767	618,066	614,348	360,065	365,494	365,494	344,749	335,537	320,668
Total Deposits	791,202	793,044	761,335	743,301	743,301	715,664	708,788	434,909	440,595	440,595	408,600	399,391	384,767
Fed Funds purchased & repo agreements	20,972	9,108	7,375	8,350	8,350	9,268	13,065	6,325	11,978	11,978	6,294	6,585	8,744
Other borrowed funds	89,840	84,003	81,857	77,635	77,635	72,265	85,005	80,829	84,332	84,332	72,942	64,440	47,300
Common Equity	104,154	100,448	80,593	75,809	75,809	73,808	72,248	41,603	39,548	39,548	39,050	37,299	35,869

Average Balance Sheet
Total Assets	$994,605	$958,467	$907,742	$746,630	$873,002	$880,591	$678,964	$553,399	$513,388	$550,328	$513,695	$498,308	$491,196
Total Securities	105,948	95,970	100,582	78,342	109,430	102,953	60,165	40,821	44,308	45,100	45,820	44,266	42,045
Mortgage Loans held for Sale	7,429	7,650	6,285	29,518	13,504	38,385	37,453	28,732	20,857	32,555	16,279	10,046	24,548
Loans:
Commercial:
Real-Estate	417,861	415,541	358,129	259,824	317,091	280,195	232,798	209,212	133,666	202,976	187,031	180,522	165,370
Construction	143,811	126,777	118,505	122,426	123,506	125,775	124,197	116,228	89,631	113,358	107,104	103,377	94,699
All Other	61,193	61,536	60,054	55,766	51,904	72,682	57,314	41,164	104,706	40,546	41,073	39,643	36,316
Residential:
Consumer Real-Estate	96,787	98,477	105,265	55,341	106,196	58,409	26,820	29,939	29,508	30,804	32,632	30,355	24,597
Consumer Construction	16,768	17,441	19,042	17,172	20,364	19,471	15,662	13,191	14,522	13,829	14,467	14,964	14,826
All Other Consumer	57,278	53,478	52,370	64,177	55,059	101,501	67,659	32,489	36,594	32,434	31,443	36,686	45,450
Total Loans	793,698	773,250	713,365	574,706	674,120	658,033	524,450	442,223	408,627	433,947	413,750	405,547	381,258
Other Assets:
Other earning assets:	10,208	8,550	14,008	6,543	5,414	11,965	6,480	4,538	5,749	4,416	4,008	3,696	10,876
Total Earning Assets:	917,283	885,420	834,240	689,109	802,468	811,336	628,548	516,314	479,541	516,018	479,857	463,555	458,727
Deposits:
Demand Deposits	106,740	104,558	100,232	80,472	96,119	88,607	72,282	64,878	62,575	65,236	61,983	61,696	61,384
Interest bearing deposits
Savings	20,029	19,585	17,963	14,167	17,244	17,143	12,690	9,586	8,990	9,130	9,376	9,166	8,288
NOW	78,070	80,406	73,708	58,580	69,039	67,782	53,087	44,409	37,606	43,401	37,413	34,636	34,975
Money Market	88,879	89,628	85,028	71,802	88,294	86,235	62,708	49,971	43,270	47,981	44,108	40,112	40,878
Time deposits > $100,000	204,094	183,349	170,561	117,634	153,686	146,607	100,969	75,028	83,860	78,643	81,731	85,967	89,100
Time deposits < $100,000	296,809	289,925	295,854	243,471	287,004	294,090	218,183	174,606	160,267	172,961	167,907	157,250	142,948
Total Deposits	794,621	767,451	743,346	586,126	711,386	700,464	519,919	418,478	396,568	417,352	402,518	388,827	377,573
Fed Funds purchased & repo agreements	9,791	14,448	5,821	10,272	11,404	12,393	9,583	7,708	10,724	11,397	7,307	13,496	10,698
Other borrowed funds	80,812	77,892	76,757	84,843	72,367	90,884	92,632	83,487	65,439	78,819	62,299	56,405	64,233
Common Equity	101,958	93,004	77,667	60,581	74,652	72,748	54,586	40,336	37,318	39,381	38,076	36,458	35,359

Security Bank Corporation

Selected Financial Information

(Amounts in thousands, except per share data)

	2004			2003
	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Income Statement
Interest Income	$13,824	$13,057	$12,327	$42,919	$12,462	$12,324	$9,794	$8,339
Interest Expense	3,669	3,294	3,274	12,937	3,366	3,622	3,152	2,797
Net Interest Income	10,155	9,763	9,053	29,982	9,096	8,702	6,642	5,542
Loan loss provision	529	718	720	2,859	730	783	857	489
Service charges on deposit accounts	1,636	1,634	1,476	5,044	1,496	1,381	1,161	1,006
Mortgage banking revenues:
Mortgage Banking	1,425	1,284	1,203	9,211	1,734	2,340	2,927	2,210
Other income	627	722	692	3,103	1,007	721	645	730
Total noninterest income	3,688	3,640	3,371	17,358	4,237	4,442	4,733	3,946
Salaries and benefits	4,759	4,621	4,333	18,146	4,558	4,846	4,679	4,063
Occupancy and equipment	866	855	793	3,063	800	843	743	677
Losses on OREO	95	12	41	539	292	125	78	44
Other noninterest expense	2,486	2,458	2,393	9,148	2,976	2,487	1,925	1,760
Total noninterest expense	8,206	7,946	7,560	30,896	8,626	8,301	7,425	6,544
Pre-tax earnings	5,108	4,739	4,144	13,585	3,977	4,060	3,093	2,455
Income Taxes	1,898	1,729	1,462	4,938	1,436	1,411	1,204	887
Net income	$3,210	$3,010	$2,682	$8,647	$2,541	$2,649	$1,889	$1,568

Basic earnings per share	$0.55	$0.54	$0.53	$1.98	$0.51	$0.53	$0.47	$0.46
Diluted earnings per share	0.54	0.53	0.52	1.92	0.49	0.51	0.46	0.46
Weighted average shares outstanding	5,816,779	5,578,706	5,089,188	4,362,638	5,019,602	5,012,038	3,983,174	3,410,924
Weighted average diluted shares o/s	5,918,754	5,702,453	5,198,137	4,496,916	5,141,075	5,180,023	4,117,203	3,512,943
Tax equivalent adjustment	91	94	92	303	94	89	66	53
Net interest income (FTE)	10,246	9,857	9,145	30,285	9,190	8,791	6,708	5,595

Stock and related per share data:
Book value	17.89	17.26	15.69	15.09	15.09	14.72	14.43	12.13
Tangible book value	12.91	12.28	10.02	10.00	10.00	9.69	9.39	10.99
Dividends declared per share	0.11	0.11	0.11	0.40	0.10	0.10	0.10	0.10

Other Key Ratios/Data:
Return on average equity	12.59%	12.95%	13.81%	14.27%	13.62%	14.57%	13.84%	15.55%
Return on average assets	1.29%	1.26%	1.18%	1.16%	1.16%	1.20%	1.11%	1.13%
Net interest margin (FTE)	4.47%	4.45%	4.38%	4.40%	4.58%	4.33%	4.27%	4.34%
Efficiency ratio (FTE)	58.89%	58.87%	60.40%	64.85%	64.24%	62.73%	64.90%	68.59%

Loan Performance Data:
Nonaccrual loans	$5,909	$4,748	$3,807	$4,154	$4,154	$7,716	$7,285	$4,986
Loans 90 Days Past Due and Accruing	0	23	236	27	27	0	185	2
Other real estate owned (ORE)	1,854	1,923	1,853	4,007	4,007	3,348	3,393	1,886
Total non performing assets	7,763	6,694	5,896	8,188	8,188	11,064	10,863	6,874
Net charge-offs	160	234	515	1,821	305	277	1,083	156
Allowance for loan losses/NPA’s	134.81%	150.82%	163.03%	114.89%	114.89%	81.17%	78.02%	84.55%
Allowance for loan losses/loans	1.32%	1.29%	1.30%	1.35%	1.35%	1.35%	1.31%	1.27%
NPA’s/Loans plus ORE	0.98%	0.85%	0.79%	1.17%	1.17%	1.65%	1.68%	1.50%
Nonperforming assets/total assets	0.77%	0.67%	0.63%	0.90%	0.90%	1.26%	1.23%	1.21%
Net charge-offs to average loans	0.08%	0.12%	0.29%	0.30%	0.18%	0.17%	0.83%	0.14%
Qtrly info annualized

	2002
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Income Statement
Interest Income	$32,920	$8,469	$8,376	$8,100	$7,975
Interest Expense	12,110	2,957	2,969	3,043	3,141
Net Interest Income	20,810	5,512	5,407	5,057	4,834
Loan loss provision	2,603	1,150	403	510	540
Service charges on deposit accounts	3,406	1,013	894	781	718
Mortgage banking revenues:
Mortgage Banking	7,202	2,142	2,140	1,346	1,574
Other income	2,538	435	501	764	838
Total noninterest income	13,146	3,590	3,535	2,891	3,130
Salaries and benefits	13,604	3,739	3,446	3,194	3,225
Occupancy and equipment	2,556	669	692	597	598
Losses on OREO	669	295	225	56	93
Other noninterest expense	6,193	1,783	1,541	1,388	1,481
Total noninterest expense	23,022	6,486	5,904	5,235	5,397
Pre-tax earnings	8,331	1,466	2,635	2,203	2,027
Income Taxes	3,065	555	978	834	698
Net income	$5,266	$911	$1,657	$1,369	$1,329

Basic earnings per share	$1.55	$0.26	$0.49	$0.41	$0.39
Diluted earnings per share	1.52	0.25	0.48	0.40	0.39
Weighted average shares outstanding	3,389,610	3,398,317	3,395,755	3,388,067	3,375,989
Weighted average diluted shares o/s	3,456,246	3,496,330	3,442,357	3,462,859	3,391,869
Tax equivalent adjustment	211	55	55	50	50
Net interest income (FTE)	21,021	5,567	5,462	5,107	4,884

Stock and related per share data:
Book value	11.64	11.64	11.49	11.01	10.59
Tangible book value	11.08	11.08	10.93	10.45	10.03
Dividends declared per share	0.35	0.09	0.09	0.09	0.08

Other Key Ratios/Data:
Return on average equity	14.11%	9.25%	17.41%	15.02%	15.03%
Return on average assets	1.03%	0.66%	1.29%	1.10%	1.08%
Net interest margin (FTE)	4.38%	4.32%	4.55%	4.41%	4.26%
Efficiency ratio (FTE)	67.38%	70.83%	65.62%	65.45%	67.34%

Loan Performance Data:
Nonaccrual loans	$4,349	$4,349	$4,145	$2,549	$2,981
Loans 90 Days Past Due and Accruing	9	9	11	3	567
Other real estate owned (ORE)	1,903	1,903	2,028	2,980	2,932
Total non performing assets	6,261	6,261	6,184	5,532	6,480
Net charge-offs	1,222	624	307	124	167
Allowance for loan losses/NPA’s	87.53%	87.53%	80.11%	87.82%	69.00%
Allowance for loan losses/loans	1.25%	1.25%	1.19%	1.17%	1.16%
NPA’s/Loans plus ORE	1.42%	1.42%	1.48%	1.33%	1.67%
Nonperforming assets/total assets	1.08%	1.08%	1.17%	1.08%	1.35%
Net charge-offs to average loans	0.28%	0.58%	0.30%	0.12%	0.18%
Qtrly info annualized